UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2020

TRANSBIOTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

885 Arapahoe Road Boulder, CO 80302 (Address of principal executive offices) (zip code)

(303) 443-4430 (Registrant’s telephone number, including area code)

400 N. Tustin Ave., Suite 225 Santa Ana, CA 92705
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On January 3, 2020, we issued 2,102,854 shares of our common stock to Michael Lanphere, one of our executive officers (“Lanphere”), in exchange for his agreement to convert $210,285.44 in debt owed to him under numerous promissory notes. The shares were issued at a value of $0.10 per share and with a standard restrictive legend pursuant to the terms of a Common Stock Purchase Agreement. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Lanphere is one of our executive officers and current shareholders, is a sophisticated investor and familiar with our operations.

On January 3, 2020, we issued 6,000,000 shares of our common stock to Lanphere, one of our executive officers, in exchange for his agreement to convert $24,000 in debt owed to him under a promissory note dated April 17, 2019. The shares were issued at a value of $0.004 per share pursuant to the terms of the convertible note, and were issued with a standard restrictive legend pursuant to the terms of a Common Stock Purchase Agreement. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Lanphere is one of our executive officers and current shareholders, is a sophisticated investor and familiar with our operations.

On January 3, 2020, we issued 9,103,261 shares of our common stock to Lanphere, one of our executive officers, in exchange for his agreement to convert $41,875 in debt owed to him under a promissory note dated July 17, 2019. The shares were issued at a value of $0.0046 per share pursuant to the terms of the convertible note, and were issued with a standard restrictive legend pursuant to the terms of a Common Stock Purchase Agreement. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact Lanphere is one of our executive officers and current shareholders, is a sophisticated investor and familiar with our operations.

On January 3, 2020, we issued an aggregate of 4,605,847 shares of our common stock to five non-affiliate investors in exchange for their agreement to convert $460,585 in debt owed to them under numerous promissory notes. The shares were issued at a value of $0.10 per share and with a standard restrictive legend pursuant to the terms of Common Stock Purchase Agreements. The issuance of the was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, due to the fact the investors are known to our management team, are sophisticated investor and are familiar with our operations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransBiotec, Inc. a Delaware corporation

Dated: February 7, 2020	By:	/s/ Charles Bennington
By: Charles Bennington
Its: President

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